                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of January
                                     2001

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
 as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1997-2 is set forth below:


       Date of the Certificate                              February 9, 2001
       Monthly Period ending:                               January 31, 2001
       Determination Date                                   February 9, 2001
       Distribution Date                                   February 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
  201  Amortization Period                                                                                           No      201
  202  Early Amortization Period                                                                                     No      202
  203  Class A Investor Amount paid in full                                                                          No      203
  204  Class B Investor Amount paid in full                                                                          No      204
  205  Collateral Indebtedness Amount paid in full                                                                   No      205
  206  Saks Incorporated is the Servicer                                                                             Yes     206

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================
                                                                                                             as of the end of
                                                                                 as of the end of the          the relevant
                                                                                 prior Monthly Period         Monthly Period
                                                                                 --------------------        ----------------
  207  Series 1997-2 Investor Amount                                                   $235,300,000   207(a)   $235,300,000   207(b)
  208   Class A Investor Amount                                                        $180,000,000   208(a)   $180,000,000   208(b)
  209   Class B Investor Amount                                                        $ 20,000,000   209(a)   $ 20,000,000   209(b)
  210   Collateral Indebtedness Amount                                                 $ 21,000,000   210(a)   $ 21,000,000   210(b)
  211   Class D Investor Amount                                                        $ 14,300,000   211(a)   $ 14,300,000   211(b)

  212  Series 1997-2 Adjusted Investor Amount                                          $235,300,000   212(a)   $235,300,000   212(b)
  213   Class A Adjusted Investor Amount                                               $180,000,000   213(a)   $180,000,000   213(b)
  214    Principal Account Balance                                                     $          -   214(a)   $          -   214(b)
  215   Class B Adjusted Investor Amount                                               $ 20,000,000   215(a)   $ 20,000,000   215(b)

  216   Class A Certificate Rate                                                                                    6.50000%  216
  217   Class B Certificate Rate                                                                                    6.69000%  217
  218   Collateral Indebtedness Interest Rate                                                                       6.48250%  218
  219   Class D Certificate Rate                                                                                    6.75750%  219
  220  Weighted average interest rate for Series 1997-2                                                             6.53024%  220

                                                                                                             as of the end of
                                                                                   for the relevant            the relevant
                                                                                    Monthly Period            Monthly Period
                                                                                 --------------------        ----------------
  221  Series 1997-2 Investor Percentage with respect to Finance Charge
       Receivables                                                                      16.43%        221(a)      18.35%      221(b)
  222   Class A                                                                         12.57%        222(a)      14.03%      222(b)
  223   Class B                                                                          1.40%        223(a)       1.56%      223(b)
  224   Collateral Indebtedness Amount                                                   1.47%        224(a)       1.64%      224(b)
  225   Class D                                                                          1.00%        225(a)       1.11%      225(b)

  226  Series 1997-2 Investor Percentage with respect to Principal Receivables          16.43%        226(a)      18.35%      226(b)
  227   Class A                                                                         12.57%        227(a)      14.03%      227(b)
  228   Class B                                                                          1.40%        228(a)       1.56%      228(b)
  229   Collateral Indebtedness Amount                                                   1.47%        229(a)       1.64%      229(b)
  230   Class D                                                                          1.00%        230(a)       1.11%      230(b)

  231  Series 1997-2 Investor Percentage with respect to Allocable Amounts              16.43%        231(a)      18.35%      231(b)
  232   Class A                                                                         12.57%        232(a)      14.03%      232(b)
  233   Class B                                                                          1.40%        233(a)       1.56%      233(b)
  234   Collateral Indebtedness Amount                                                   1.47%        234(a)       1.64%      234(b)
  235   Class D                                                                          1.00%        235(a)       1.11%      235(b)

------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
====================================================================================================================================
  236  The sum of the daily allocations of collections of Principal Receivables
       for the relevant Monthly Period                                                                         $          -   236
  237    Class A distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $          -   237

                                                                 Series 1997-2

  238  Class B distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $           -  238
  239  Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                                     $           -  239
  240  Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                               $           -  240
  241  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $        5.42  241
  242  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $        5.58  242
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                            $        5.40  243
  244  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                                  $           -  244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                               $        1.67  245

----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
==================================================================================================================================
  246  Series allocation of collections of Principal Receivables                                               $  52,085,120  246
  247  Class A                                                                                                 $  39,844,120  247
  248  Class B                                                                                                 $   4,427,124  248
  249  Collateral Indebtedness Amount                                                                          $   4,648,481  249
  250  Class D                                                                                                 $   3,165,394  250

  251  Series allocation of collections of Finance Charge Receivables                                          $   4,248,469  251
  252  Class A                                                                                                 $   3,249,998  252
  253  Class B                                                                                                 $     361,111  253
  254  Collateral Indebtedness Amount                                                                          $     379,166  254
  255  Class D                                                                                                 $     258,194  255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                                 $   3,249,998  256
  257  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                         $           -  257
  258  Principal Investment Proceeds to be included in Class A Available Funds                                 $           -  258
  259  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                                     $           -  259

  260  Class B Available Funds                                                                                 $     361,111  260
  261  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                         $           -  261
  262  Principal Investment Proceeds to be included in Class B Available Funds                                 $           -  262
  263  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class B Available funds                                                                     $           -  263

  264  Collateral Available Funds                                                                              $     379,166  264

  265  Class D Available Funds                                                                                 $     258,194  265

 ----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
 ==================================================================================================================================
       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                       $     975,000  266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                         $           -  267
  268  Class A Allocable Amount                                                                                $     541,300  268
  269  An amount to be included in the Excess Spread                                                           $   1,733,697  269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                       $     111,500  270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                         $           -  271
  272  An amount to be included in the Excess Spread                                                           $     249,611  272

                                                                   Series 1997-2

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                          $          -   273
  274  An amount to be included in the Excess Spread                                                            $    379,166   274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                          $          -   275
  276  An amount to be included in the Excess Spread                                                            $    258,194   276

  277  Available Excess Spread                                                                                  $  2,620,669   277
  278  Available Shared Excess Finance Charge Collections                                                       $          -   278
  279  Total Cash Flow available for 1997-2 waterfall                                                           $  2,620,669   279

  280  Class A Required Amount is to be used to fund any deficiency in line266,
       line267 and line268                                                                                      $          -   280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                                    $          -   281

  282  Class B Required Amount to the extent attributable to line270, and line271                               $          -   282

  283  Class B Allocable Amount                                                                                 $     60,144   283
  284  Any remaining portion of the Class B Required Amount                                                     $          -   284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class B Investor Amount to the Class A
       Investor Amount                                                                                          $          -   285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                               $    113,444   286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due for the relevant Monthly Period and not paid above                                                   $    368,333   287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                                        $          -   288
  289  Collateral Allocable Amount                                                                              $     63,152   289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the CIA to the Class A or Class B Investor Amount                                       $          -   290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                        $          -   291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                                      $     80,527   292

  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                             $     23,833   293

  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                                  $          -   294
  295  Class D Allocable Amount                                                                                 $     43,003   295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
       Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Class D Investor Amount to the Class A or Class B Investor
       Amount or CIA                                                                                            $          -   296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                           $          -   297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                           $          -   298
  299  Shared Excess Finance Charge Collections                                                                 $  1,868,232   299

----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
==================================================================================================================================

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                                 $          -   300

  301  Available Principal Collections held in the Collection Account                                           $ 52,085,120   301
  302  Class A Accumulation Amount                                                                              $          -   302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                             $          -   303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                                    $ 52,085,120   304
  305  Class B Accumulation Amount                                                                              $          -   305

                                                                   Series 1997-2

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of
       line#307 and line#308)                                                                       $          -    306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                            $ 52,085,120    307
  308  Enhancement Surplus                                                                          $          -    308

  309  Class D Monthly Principal                                                                    $          -    309
  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                 $ 52,085,120    310

--------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
==========================================================================================================================

  311  Available Enhancement Amount                                                                 $ 35,300,000    311
  312  Amount on Deposit in the Cash Collateral Account                                             $          -    312

--------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==========================================================================================================================

  313  Reallocated Principal Collections                                                            $          -    313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                $          -    314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)             $          -    315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                $          -    316

--------------------------------------------------------------------------------------------------------------------------
                              Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==========================================================================================================================
                                                                                 %                        Amount
                                                                           -------------              -------------
  317  Series 1997-2 Default Amount                                           16.43%     317(a)     $    707,600    317(b)
  318  Class A Investor Default Amount                                        12.57%     318(a)     $    541,300    318(b)
  319  Class B Investor Default Amount                                         1.40%     319(a)     $     60,144    319(b)
  320  Collateral Default Amount                                               1.47%     320(a)     $     63,152    320(b)
  321  Class D Investor Default Amount                                         1.00%     321(a)     $     43,003    321(b)

  322  Series 1997-2 Adjustment Amount                                                              $          -    322
  323  Class A Adjustment Amount                                                                    $          -    323
  324  Class B Adjustment Amount                                                                    $          -    324
  325  Collateral Adjustment Amount                                                                 $          -    325
  326  Class D Adjustment Amount                                                                    $          -    326

  327  Series 1997-2 Allocable Amount                                                               $    707,600    327
  328  Class A Allocable Amount                                                                     $    541,300    328
  329  Class B Allocable Amount                                                                     $     60,144    329
  330  Collateral Allocable Amount                                                                  $     63,152    330
  331  Class D Allocable Amount                                                                     $     43,003    331

--------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==========================================================================================================================

  332  Class A Required Amount                                                                      $          -    332
  333  Class A Monthly Interest for current Distribution Date                                       $    975,000    333
  334  Class A Monthly Interest previously due but not paid                                         $          -    334
  335  Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                         $          -    335
  336  Class A Allocable Amount for current Distribution Date                                       $          -    336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -    337

  338  Class B Required Amount                                                                      $          -    338
  339  Class B Monthly Interest for current Distribution Date                                       $    111,500    339
  340  Class B Monthly Interest previously due but not paid                                         $          -    340
  341  Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                         $          -    341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -    342
  343  Excess of Class B Allocable Amount over funds available to make payments                     $          -    343

  344  Collateral Required Amount                                                                   $          -    344
  345  Collateral Monthly Interest for current Distribution Date                                    $    113,444    345
  346  Collateral Monthly Interest previously due but not paid                                      $          -    346
  347  Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                     $          -    347

                                                                   Series 1997-2

  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $          -   348
  349  Excess of Collateral Allocable Amount over funds available to make payments                          $          -   349

  -------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
  ===============================================================================================================================

       Class A
       -------
  350  Class A Investor Amount reduction                                                                    $          -   350
  351  Class A Investor Charge Off                                                                          $          -   351
  352  Reductions of the Class A Investor Amount                                                            $          -   352
       Class B
       -------
  353  Class B Investor Amount reduction                                                                    $          -   353
  354  Class B Investor Charge Off                                                                          $          -   354
  355  Reductions of the Class B Investor Amount                                                            $          -   355
  356  Reallocated Principal Collections applied to Class A                                                 $          -   356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                             $          -   357
  358  Collateral Indebtedness Amount Charge Off                                                            $          -   358
  359  Reductions of the Collateral Indebtedness Amount                                                     $          -   359
  360  Reallocated Principal Collections applied to Class B                                                 $          -   360
       Class D
       -------
  361  Class D Investor Amount reduction                                                                    $          -   361
  362  Class D Investor Charge Off                                                                          $          -   362
  363  Reductions of the Class D Investor Amount                                                            $          -   363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                          $          -   364

  -------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
  ===============================================================================================================================

  365  Series 1997-2 Servicing Fee                                                                          $    392,167   365
  366  Class A Servicing Fee                                                                                $    300,000   366
  367  Class B Servicing Fee                                                                                $     33,333   367
  368  Collateral Servicing Fee                                                                             $     35,000   368
  369  Class D Servicing Fee                                                                                $     23,833   369

  -------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
  ===============================================================================================================================

  370  Required Reserve Account Amount (if applicable)                                                              N/A    370
  371  Reserve Account Reinvestment Rate (if applicable)                                                            N/A    371
  372  Reserve Account balance                                                                              $          -   372

  373  Accumulation Period Length                                                                              12 months   373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer